UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2017

HARTMAN vREIT XXI, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2017, Richard J. Vitale resigned from his positions as President of Hartman Advisors LLC and Hartman XXI Advisors LLC, the advisor of Hartman Short Term Income Properties XX, Inc. and Hartman vREIT XXI, Inc., respectively, effective immediately.  On February 3, 2017, Mr. Vitale also resigned from his position as President of Hartman Real Assets Securities, Inc.

Effective as of February 3, 2017, Mark T. Torok was appointed as President of Hartman Advisors LLC and Hartman XXI Advisors LLC and as President of Hartman Real Assets Securities, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.

Date: February 9, 2017	By:	/s/ Allen R. Hartman
Allen R. Hartman
Chief Executive Officer and Chairman of the Board